Alpha Hedged Strategies Fund

a series of AIP Alternative Strategies Funds

August 31, 2005

Supplement to the Statement of Additional Information
dated November 15, 2004

(Replacing Supplement dated April 1, 2005, April 28, 2005 and August 1, 2005)

Effective immediately, the Alpha Hedged Strategies Fund’s Statement of Additional Information is hereby supplemented with the following language.

Under the heading “INVESTMENT OBJECTIVES AND POLICIES-Additional Information on Investment Securities” the following discussion regarding Credit Derivatives is being added to the existing language in this subsection:

“The Fund may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value (“par value”) of the underlying reference obligation in exchange for the underlying reference obligation. If the Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying reference obligation that may have little or no value following default. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying reference obligation in return for the receipt of the underlying reference obligation. The value of the underlying reference obligation received by the Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if the Fund invests in the underlying directly.”

Additionally, the section entitled “BORROWING” is hereby amended and restated in its entirety to read as follows:

BORROWING. The Fund may borrow to increase its portfolio holdings of securities. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Fund may also be deemed to be borrowing when entering into certain derivative transactions such as certain options, forwards or swap transactions. This type of borrowing is generally referred to as economic leverage.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with their lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

Addition of Sub-Adviser

Effective March 10, 2005, the Board of Trustees has appointed Gabelli Asset Management Company (“Gabelli”), as sub-adviser to the Alpha Hedged Strategies Fund (the “Fund”) to manage a portion of the Fund’s assets. The appointment of Gabelli does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Adviser to hire new sub-advisers subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Effective April 1, 2005, the Board of Trustees has appointed G2 Capital Management (“G2”), as sub-adviser to the Alpha Hedged Strategies Fund (the “Fund”) to manage a portion of the Fund’s assets. The appointment of G2 does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Adviser to hire new sub-advisers subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Effective July 20, 2005, the Board of Trustees has appointed Alpha Equity Management LLC (“Alpha Equity”), as sub-adviser to the Alpha Hedged Strategies Fund (the “Fund”) to manage a portion of the Fund’s assets. The appointment of Alpha Equity does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Adviser to hire new sub-advisers subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Effective August 31, 2005, the Board of Trustees has appointed Apis Capital Advisors, LLC (“Apis”), as sub-adviser to the Alpha Hedged Strategies Fund (the “Fund”) to manage a portion of the Fund’s assets. The appointment of Apis does not require shareholder approval under the terms of the exemptive order issued to the Fund by the SEC. The exemptive order permits the Adviser to hire new sub-advisers subject to certain conditions and approval by the Board of Trustees, but without shareholder approval.

Therefore, the section entitled “Sub-Advisers” in the Statement of Additional Information (“SAI”) on page 23 is hereby amended to add the following:

Gabelli Asset Management Company

The Adviser has entered into a sub-advisory agreement with Gabelli Asset Management Company (“Gabelli”), to manage a portion of the Fund’s assets. Gabelli is located at Gabelli Asset Management Company, One Corporate Center, Rye, NY 10580, and is a registered investment adviser. Gabelli provides investment advice, management services and portfolio management services to individually managed accounts for high net worth individuals, investment companies, pension and profit sharing plans, pooled investment vehicles, other corporate entities, and state and municipal governments. As of June 30, 2005, Gabelli managed approximately $28 billion in assets.

G2 Capital Management, LLC

The Adviser has entered into a sub-advisory agreement with G2 Capital Management, LLC (“G2”), to manage a portion of the Fund’s assets. G2 is located at G2 Capital Management, LLC, 7777 Girard Avenue Suite 200, La Jolla, CA 92037, and is a registered investment adviser. G2 provides investment advice and portfolio management services for high net worth individuals, family offices, and institutional fund of funds. As of June 30, 2005, G2 managed approximately $20 million in assets.

Alpha Equity Management LLC:

The Adviser has entered into a sub-advisory agreement with Alpha Equity Management LLC (“Alpha Equity”), to manage a portion of the Fund’s assets. Alpha Equity is located at Alpha Equity Management LLC, 19A Ensign Drive, Avon, CT 06001, and is a registered investment adviser. Alpha Equity provides investment advice and portfolio management services for high net worth and institutional investors. As of June 30, 2005, Alpha Equity managed approximately $39 million in assets.

Apis Capital Advisors, LLC:

The Adviser has entered into a sub-advisory agreement with Apis Capital Advisors, LLC (“Apis”), to manage a portion of the Fund’s assets. Apis is located at Apis Capital Advisors, LLC, 1445 East Putnam Avenue, Old Greenwich, CT 06870, and is a registered investment adviser. Apis provides investment advice and portfolio management services to investment companies. As of June 30, 2005, Apis managed approximately $23 million in assets.

Additionally, the section entitled “Approval of Advisory Agreement and the Sub-Advisers Agreements” is hereby replaced in its entirety with the following:

At the organizational meeting of the Board of Trustees held July 30, 2002, the Trustees considered and approved the Advisory Agreement between the Adviser and the Trust on behalf of the Fund. On August 2, 2004, the Board of Trustees approved the Advisory Agreement, which was subsequently approved by the shareholders on September 27, 2004. The Trustees of the Fund approved the Advisory Agreement after concluding that: (1) while the fees paid to the Adviser were higher than fees typically paid by other mutual funds, the fee was comparable to other hybrid investment products including several open-end mutual funds currently in existence, considering the level of services to be provided, the research intensive investing strategies that will be utilized and the specialized skill required, the level of resources available to the Adviser and each Sub-Adviser to implement the strategies, and that each Sub-Adviser would receive a significant portion of the Adviser’s fee; (2) that the Adviser has a long standing relationship with the Research Consultant and the Administrator to the Fund; and (3) the fact that the Adviser has capped its fee at 2.50% of the net assets while other similar investment companies generally have not capped their fees.

Furthermore, the Trustees specifically approved each Sub-Advisory Agreement (except with respect to Gabelli, G2, Alpha Equity and Apis) after considering: (a) the nature and quality of the services provided by each Sub-Adviser to their allocated percentage of Fund assets; (b) the appropriateness of the fees paid by the Adviser to each Sub-Adviser; (c) the nature of the Fund’s investments; (d) the Adviser’s performance in selecting and monitoring the Sub-Advisers; and (e) the fact that that Adviser and the Trust had applied for and/or received an exemptive order that allows the Adviser and the Trust to change Sub-Advisers without shareholder approval, among other things.

With respect to the Sub-Advisory Agreement with Gabelli, G2, Alpha Equity and Apis, the Trustees, including a majority of the disinterested Trustees, specifically approved the Sub-Advisory Agreement after considering a number of factors, including: (1) the expected nature, quality and scope of the sub-advisory services and personnel provided to the Fund by Gabelli, G2, Alpha Equity and Apis, (2) the annual rate of the sub-advisory fees payable to Gabelli, G2, Alpha Equity and Apis and a comparison of the fees paid by the Fund to other sub-advisers, (3) any other benefits to be received by Gabelli, G2, Alpha Equity and Apis and its respective affiliates, (4) Gabelli, G2, Alpha Equity and Apis’ costs in providing the sub-advisory services, (5) possible alternatives to the sub-advisory arrangement with Gabelli, G2, Alpha Equity and Apis, (7) the policies and practices of Gabelli, G2, Alpha Equity and Apis with respect to future portfolio transactions for the portion of the Fund's assets to be managed by Gabelli, G2, Alpha Equity and Apis, and (8) the reputation and investment management expertise and experience of Gabelli, G2, Alpha Equity and Apis. The Board also noted that (a) Gabelli and has a reputation in the investment management industry of providing quality investment services for mutual funds, including its own proprietary funds and (b) that the proposed nature of Gabelli's, G2’s, Alpha Equity’s and Apis’ investments was acceptable.

Please retain this Supplement with your
SAI for future reference.